Filed Pursuant to Rule 497(a)

under the Securities Act of 1933, as amended

File No. 333-226136 Rule 482 ad

Contact:
Name	Kristyna Munoz
Phone	254-644-1615
Email	kristyna.munoz@nuveen.com

Nuveen Closed-End Funds Announce Update to Notice of Intention to Redeem Preferred Shares

NEW YORK, November 30, 2018 –Nuveen AMT-Free Quality Municipal Income Fund (NYSE: NEA) and Nuveen AMT-Free Municipal Credit Income Fund (NYSE: NVG) previously announced on November 16, 2018 the filing with the Securities and Exchange Commission of a notice of intention to redeem a portion of the respective Funds’ outstanding MuniFund Preferred shares, for which the redemptions are contingent upon the completion of all aspects of newly issued preferred share placements by the respective Funds. The previously announced redemption of up to 2,000 shares of the NEA Series B MuniFund Preferred shares and up to 2,000 shares of the NVG Series A MuniFund Preferred shares has been postponed until a future date. The future date of redemption for the MuniFund Preferred shares of each Fund will be identified through subsequent communication and filing with the Securities and Exchange Commission of an amended notice of intention to redeem MuniFund Preferred shares.

Investors in each Fund should consider the investment objectives, risks, and charges and expenses of the respective Fund carefully before investing; a prospectus relating to any offering of new preferred shares as referred to above will contain this and other information about the respective Fund; the prospectus will be available from the underwriter or underwriters of such offering; and each prospectus should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

A registration statement relating to the new preferred shares proposed to be issued and other securities of each Fund was filed with, and has been declared effective by, the Securities and Exchange Commission.

The MuniFund Preferred shares intended for redemption have not been registered under the Securities Act of 1933 or any state securities laws, and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws.

About Nuveen

Nuveen, the investment manager of TIAA, offers a comprehensive range of outcome-focused investment solutions designed to secure the long-term financial goals of institutional and individual investors.

Nuveen has $988 billion in assets under management as of 9/30/18 and operations in 16 countries. Its affiliates offer deep expertise across a comprehensive range of traditional and alternative investments through a wide array of vehicles and customized strategies. For more information, please visit www.nuveen.com. Nuveen Securities, LLC, member FINRA and SIPC.

The information contained on the Nuveen website is not a part of this press release.

FORWARD LOOKING STATEMENTS:

Certain statements made or referenced in this release may be forward-looking statements. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to:

●	market developments, including the successful sale of new preferred securities by the respective Funds;

●

the respective Funds having the cash on hand or generating enough proceeds from the sale of portfolio securities sufficient, together with the net proceeds of any offering of new preferred shares, to redeem a portion of its outstanding MuniFund Preferred shares;

●	legal and regulatory developments; and

●	other additional risks and uncertainties.

Nuveen and the closed-end funds managed by Nuveen and its affiliates undertake no responsibility to update publicly or revise any forward-looking statements.

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